Other financial liability	12 Months Ended
Dec. 31, 2022
Disclosure Of Other Liabilities [Abstract]
Other financial liability
28.	Other financial liability
In November 2022, Yuchai Xin-Lan received RMB 50.0 million (US$ 7.2 million) from an investor for its

9.1
%
of shareholding in Yuchai Xin-Lan. At the same time, Yuchai has granted a put option to this investor (non-controlling interest of its subsidiary company, Yuchai Xin-Lan). This option may be exercised at cost plus agreed interests (based on a fixed interest rate) if certain conditions are not met by end of 2027. Accordingly, the Group recognized a financial liability based on the present value of the amount payable upon exercise of the put. A corresponding capital reserve was recognized (Note 20).